--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                        New England Limited Term
                                                             U.S Government Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the per-formance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Limited Term U.S. Government Fund's inception 1/3/89, compared to the Lehman Intermediate Government Bond Index. The data points from the graph are as follows:

                                                             LEHMAN
                      NAV                 MSC               INT GOV'T
  1/3/89            $10,000             $ 9,700             $10,000
     /89            $11,041             $10,710             $11,269
     /90            $12,205             $11,839             $12,346
     /91            $13,891             $13,475             $14,086
     /92            $14,676             $14,236             $15,062
     /93            $15,618             $15,150             $16,293
     /94            $15,262             $14,805             $16,008
     /95            $17,248             $16,731             $18,317
     /96            $17,660             $17,130             $19,090
     /97            $18,941             $18,372             $20,564
     /98            $20,162             $19,557             $22,310

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
   CLASS A (Inception 1/3/89)      1 YEAR              5 YEARS   SINCE INCEPTION
   Net Asset Value(1)               6.5%                 5.2%         7.3%
   With Max. Sales Charge(2)        3.3                  4.6          6.9
--------------------------------------------------------------------------------
   CLASS B (Inception 9/24/93)     1 YEAR             5 YEARS    SINCE INCEPTION
   Net Asset Value(1)               5.9%                 4.6%         4.2%
   With CDSC(3)                     0.9                  4.2          4.1
--------------------------------------------------------------------------------
   CLASS C (Inception 12/30/94)    1 YEAR         SINCE INCEPTION
   Net Asset Value(1)               5.9%                 6.3%
   With CDSC(3)                     4.9                  6.3
--------------------------------------------------------------------------------
   CLASS Y (Inception 3/31/94)    1 YEAR          SINCE INCEPTION
   Net Asset Value(1)               6.9%                 6.3%
--------------------------------------------------------------------------------

                                                           SINCE         SINCE      SINCE        SINCE
                                                           FUND'S       FUND'S      FUND'S      FUND'S
                                                           CLASS A      CLASS B     CLASS C     CLASS Y
   COMPARATIVE PERFORMANCE               1 YEAR  5 YEARS  INCEPTION   INCEPTION    INCEPTION   INCEPTION
   Lehman Int. Gov't Bond Index(4)        8.5%     6.5%      8.3%        6.2%         8.6%        7.2%
   Lipper Short Int. US Gov't Avg.(5)     6.6      5.3       7.4         5.1          7.4         6.1
   Morningstar Short Gov't Avg.(6)        6.1      5.2       6.9         5.0          6.9         5.7
----------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.

  NOTES TO CHARTS

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4)Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The Index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly. Class A since inception return is calculated from 1/31/89. Class B since inception return is calculated from 9/30/93.
(5)Lipper Short Intermediate U.S. Government Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 1/31/89. Class B since inception return is calculated from 9/30/93.
(6) Morningstar Short Government Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc. Class A since inception return is calculated from 1/31/89. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[Photo of  James Welch]
[Photo of Scott Millimet]
Back Bay Advisors, L.P.

Q. How did New England Limited Term U.S. Government Fund perform over the past 12 months?

New England Limited Term U.S. Government Fund per-formed well during the period, providing investors with a steady stream of monthly income and a relatively stable share price. The Fund's Class A shares (calculated at NAV) produced a total return of 6.5% for the 12 months ending December 31, 1998. This included a $0.06 per share gain in net asset value to $11.70 and the reinvestment of $0.67 per share in dividend distributions.

Q. What was the environment like for U.S. government securities during the period?

The investment environment was extremely positive over the past year. Investors in U.S. government securities benefited from the favorable economic and interest rate climate in the United States -- economic growth was solid, interest rates remained low and inflation posed little threat. Concerns about international economic problems, however, drove investors -- both U.S. and foreign -- to seek the relative safety of U.S. government bonds. To maintain U.S. economic health and stimulate sluggish global economies, the Federal Reserve Board cut short-term interest rates three times -- an aggregate of 0.75% -- in the fall of 1998. The yield on the 10-year U.S. Treasury note stood at 5.74% on December 31, 1997, reached a low of 4.16% during the year and closed at 4.65% on December 31, 1998.

The 12-month decline in interest rates reflected a significant change in investor sentiment during the period. In the first half of 1998, reports showed broad-based economic strength in the United States. A robust U.S. economy, near-record low unemployment and high consumer confidence led many investors to believe that the Federal Reserve Board would increase interest rates as a preemptive strike against inflation. Although inflation remained low, many investors believed that the combination of strong growth and low unemployment could stimulate a rise in prices and higher inflation in the future.

Market sentiment reversed course in the summer of 1998, however. Several events -- including Russia defaulting on its debt -- supported investor opinion that the Federal Reserve Board would lower interest rates to keep the United States economy on track. This turn of events made safety and liquidity pre-eminent investment considerations, prompting a "flight-to-quality" that increased the demand for U.S. Treas-ury securities. Demand for U.S. Treasuries can be especially strong during times of uncertainty or heightened investor concern. As a result, the prices of U.S. Treasuries rose dramatically higher and yields dropped considerably.

                                                       PORTFOLIO MIX -- 12/31/98
--------------------------------------------------------------------------------
          U.S. Treasury Securities           38.3%
          U.S. Gov't Agencies                48.2%
          Yankees                             6.3%
          Cash & Other                        7.2%

*Yankees ae dollar-denominated foreign bonds

Portfolio holdings and allocation are subject to change.


Investor sentiment took another turn in the fourth quarter of 1998. Lower interest rates and a moderation in the global crisis began to relieve investor concerns, unleashing demand for higher yielding fixed-income investments. While government bond yields remained low by historical standards, they did rise somewhat, pushing bond prices lower.

Q. What strategies did you use in managing the Fund?

We emphasized U.S. Treasuries in the first half of 1998. We expected interest rates to fall and believed the Fund's exposure to U.S. Treasuries would increase the Fund's total return potential. Typically, U.S. Treasuries outperform other types of fixed-income securities when interest rates decline rapidly and prices rise. Further, mortgage-backed securities and U.S. government agency securities provided little yield advantage over U.S. Treasuries. As investors, we believed we were not being paid yields high enough to compensate for the additional risk.

In the second half of the year, we increased our focus on income.
Mortgage-backed securities and U.S. government agency securities began to provide a greater yield advantage over U.S. Treasuries, offering better relative value.

We invested in U.S. government agency securities with two-to-three year maturities and GNMA (Government National Mortgage Association) securities. GNMAs are backed by the full faith and credit of the U.S. government. In addition to boosting income, these securities should help enhance price stability if interest rates rise from their historically low levels. We emphasized newly issued GNMAs with coupons that provided a balance between attractive income and limited potential for prepayments. Mortgage-backed securities often experience prepayments in a declining interest rate environment, as homeowners refinance higher-cost mortgages at lower interest rates. Prepayments reduce the portfolio's income-generating potential. GNMA securities, however, tend to experience slower prepayment rates than other types of mortgage-backed securities, maintaining a higher income level in the portfolio.

Duration and average maturity are two measures of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration or average maturity, the greater potential for price appreciation when interest rates fall and the greater the risk of price loss when interest rates rise. During 1998, when interest rates generally were falling, a longer duration and average maturity tended to enhance the Fund's total return.

The Fund's portfolio turnover was mainly due to the rotating of two large, short-maturity Treasury securities with similar yield and duration as they became more or less attractive relative to each other during the year. This strategy allowed the Fund to generate incremental returns without causing a shift in sectors or duration.

A secondary factor behind the Fund's portfolio turnover was a major sector reallocation in the second quarter in response to changing market conditions. As liquidity decreased and volatility increased due to the Russian financial crisis, major positions in mortgage pass-through securities and agency debentures were swapped into Treasuries. These positions were gradually reversed at year-end as global economies proved to weather the storm.

Q. What is your outlook for U.S. government securities over the next few months?

Our outlook for U.S. government securities is positive over the coming months. We expect the economic and interest rate environment to remain favorable. We anticipate continued low inflation and steady U.S. economic growth, although overall growth may slow somewhat because of a weaker manufacturing sector. Consumer spending remains brisk while the service sector continues to expand, offsetting much of the slowdown in manufacturing. With negligible inflation and ongoing concerns about the health of the world's economies, we anticipate that the Federal Reserve Board will keep interest rates low to stimulate growth, both in the U.S. and abroad.

We do, however, think growing investor anxieties about both international and domestic problems could increase price fluctuations in riskier parts of the bond market and in stocks. Layoffs in the manufacturing sector, disappointment with earnings reports, continued domestic political uncertainty and concerns about fragile international economies all could drive down prices on stocks, corporate bonds and many foreign bonds. Typically, investors seek safety and liquidity in times of increased price volatility and uncertainty, which should bode well for U.S. government securities with shorter maturities -- the type of securities in which the Fund invests.

The opinions expressed are those of the portfolio managers and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. The Fund invests in mortgage- or asset-backed securities which are subject to prepayment risk. Government guarantee applies to individual securities only and not to prices and yields of shares in a managed portfolio. See the Fund's prospectus for details.


--------------------------------------------------------------------------------
Note to shareholders: Joel Damiani recently replaced James Welch as co-portfolio manager of New England Limited Term U.S. Government Fund. Scott Millimet remains lead portfolio manager for the Fund. See the prospectus supplement on page 24 for more information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

BONDS AND NOTES--92.8% OF TOTAL NET ASSETS

    FACE
   AMOUNT         DESCRIPTION                                                      VALUE (a)
---------------------------------------------------------------------------------------------
                  GOVERNMENT AGENCIES--48.2%
$10,000,000       Federal Home Loan Mortgage Corp., 7.360%, 6/5/2007 .....      $  10,531,200
     85,454       Federal Home Loan Mortgage Corp., 7.500%, 6/1/2026 .....             87,777
     37,737       Federal Home Loan Mortgage Corp., 10.000%, 7/1/2019 ....             40,909
  5,252,736       Federal Home Loan Mortgage Corp., 11.500%, with various
                    maturities to 2020 (c) (d) ...........................          5,918,960
 10,000,000       Federal National Mortgage Association, 6.400%,
                    12/26/2007 ...........................................         10,273,400
 10,000,000       Federal National Mortgage Association, 6.960%, 9/5/2012          11,031,200
 20,662,500       Federal National Mortgage Association, 7.000%, with
                    various maturities to 2028 ...........................         21,082,693
 10,000,000       Federal National Mortgage Association, 7.060%,
                    4/24/2002 ............................................         10,254,700
 10,958,000       Federal National Mortgage Association, 8.900%,
                    6/12/2000 ............................................         11,546,992
 29,728,380       Government National Mortgage Association, 7.000%, with
                    various maturities to 2028 ...........................         30,418,734
    103,102       Government National Mortgage Association, 12.500%, with
                    various maturities to 2015 (c) .......................            117,443
  1,088,855       Government National Mortgage Association, 16.000%, with
                    various maturities to 2013 (c) .......................          1,290,601
    424,699       Government National Mortgage Association, 17.000%, with
                    various maturities to 2012 (c) .......................            500,618
                                                                                -------------
                                                                                  113,095,227
                                                                                -------------
                  U.S. GOVERNMENT--38.3%
  6,083,020       United States Treasury Bonds (Inflation Indexed),
                    3.625%, 4/15/2028 ....................................          5,900,530
 26,000,000       United States Treasury Bonds, 11.875%, 11/15/2003 ......         33,934,160
 45,000,000       United States Treasury Notes, 8.500%, with various
                    maturities to 2000 ...................................         47,524,800
  5,000,000       United States Treasury Strip, 2/15/2013 ................          2,348,900
                                                                                -------------
                                                                                   89,708,390
                                                                                -------------
                  YANKEE--6.3%
  3,500,000       Asian Development Bank, 9.125%, 6/01/2000 ..............          3,686,620
 11,000,000       Pemex Finance, Ltd., 5.720%, 11/15/2003 ................         11,000,000
                                                                                -------------
                                                                                   14,686,620
                                                                                -------------
                  Total Bonds and Notes (Identified Cost $216,947,508) ...        217,490,237
                                                                                -------------
SHORT TERM INVESTMENT--0.2%
---------------------------------------------------------------------------------------------
    582,000       Household Finance Corp. 5.000%, 1/04/1999 ..............            581,757
                                                                                -------------
                  Total Short Term Investment (Identified Cost $581,758) .            581,757
                                                                                -------------
                  Total Investments--93.0%
                    (Identified Cost $217,529,266)(b) ....................        218,071,994

                  Other assets less liabilities ..........................         16,381,766
                                                                                -------------
                  Total Net Assets--100% .................................      $ 234,453,760
                                                                                =============

WRITTEN OPTIONS
                                                                                 NET UNREALIZED
CONTRACTS  DESCRIPTION                                                            APPRECIATION
-----------------------------------------------------------------------------------------------

  200      U.S. Treasury Bond Futures, 130 Call, February 1999 ...........            $ 8,375
  200      U.S. Treasury Bond Futures, 126 Put, February 1999 ............              5,719
                                                                                      -------
                                                                                      $14,094
                                                                                      =======

FUTURES CONTRACTS
                                                                                  NET UNREALIZED
                                                                                   APPRECIATION
CONTRACTS              DESCRIPTION                                                & DEPRECIATION
-------------------------------------------------------------------------------------------------
  125      U.S. Treasury Note, March 1999 (long) .........................           $(92,422)
   50      U.S. Treasury Bond, March 1999 (short) ........................              9,124
                                                                                     --------
                                                                                     $(83,298)
                                                                                     ========
(a)See Note 1a of Notes to Financial Statements.
(b)Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost for federal income tax purposes of $217,598,796 was as follows:
   Aggregate gross unrealized appreciation for all investments in
   which there is an excess value over tax cost .........................            $856,688
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value .......................           (383,490)
                                                                                     --------
   Net unrealized appreciation ...........................................           $473,198
                                                                                     =======
   At December 31, 1998 the Fund had a capital loss carryover of approximately $35,184,985 of which $27,110,272 expires on December
   31, 2002, $1,001,296 expires on December 31, 2003, $4,342,078 expires on December 31, 2004 and $2,731,339 expires on December
   31, 2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)The Fund's investments in mortgage backed securities of the Federal Home Loan
   Mortgage Corporation and Government National Mortgage Association are
   interest in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(d) A portion of this position ($5,000,000 par) has been segregated as collateral in connection with the Fund's derivative investments at December
   31, 1998.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Identified cost $217,529,266) ........                         $218,071,994
  Cash .......................................................                                  426
  Receivable for:
    Fund shares sold .........................................                              669,517
    Securities sold ..........................................                           14,521,183
    Variation margin .........................................                                5,734
    Interest .................................................                            2,441,391
                                                                                       ------------
                                                                                        235,710,245
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $619,065
    Written options contracts - (proceeds of $214,094)  ......       200,000
    Dividends declared .......................................       191,473
  Accrued expenses:
    Management fees ..........................................       127,719
    Deferred trustees' fees ..................................        14,006
    Accounting and administrative ............................         5,396
    Other expenses ...........................................        98,826
                                                                    --------
                                                                                          1,256,485
                                                                                       ------------
NET ASSETS ...................................................                         $234,453,760
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $271,812,124
    Distributions in excess of net investment income .........                             (158,555)
    Accumulated net realized gains (losses) ..................                          (37,673,333)
    Unrealized appreciation (depreciation) on investments,
      written options and
      futures contracts ......................................                              473,524
                                                                                       ------------
NET ASSETS ...................................................                         $234,453,760
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($194,032,072 divided by 16,579,864 shares of beneficial
    interest) ................................................                               $11.70
                                                                                             ======
Offering price per share (100/97 of $11.70) ..................                               $12.06*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($18,115,542 divided by 1,550,128 shares of beneficial
    interest) ................................................                               $11.69**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($13,961,538 divided by 1,193,717 shares of beneficial
    interest) ................................................                               $11.70**
                                                                                             ======
Net asset value, offering and redemption price of Class Y shares
  ($8,344,608 divided by 711,239 shares of beneficial
    interest) ................................................                               $11.73
                                                                                             ======
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                       STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------

Year Ended December 31, 1998

INVESTMENT INCOME
  Interest ..................................................                         $  17,568,132
  Expenses
    Management fees .........................................      $1,591,988
    Service fees and distribution fees - Class A ............         727,464
    Service and distribution fees - Class B .................         167,187
    Service and distribution fees - Class C .................         157,690
    Trustees' fees and expenses .............................          18,458
    Accounting and administrative ...........................          56,908
    Custodian ...............................................         137,043
    Transfer agent ..........................................         406,407
    Audit and tax services ..................................          31,100
    Legal ...................................................          11,255
    Printing ................................................          51,774
    Registration ............................................          59,951
    Miscellaneous ...........................................           7,434
                                                                   ----------
  Total expenses ............................................                             3,424,659
                                                                                      -------------
  Net investment income .....................................                            14,143,473
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net .......................................       3,600,110
    Future contracts - net ..................................        (520,543)
    Written options contracts - net .........................      (1,715,815)
                                                                   ----------
  Total realized gain (loss) on investments, written options
    and futures contracts ...................................       1,363,752
                                                                   ----------
  Unrealized appreciation (depreciation) on:
    Investments - net .......................................        (385,167)
    Written options - net ...................................         222,985
    Future contracts - net ..................................           8,326
                                                                   ----------
  Total unrealized appreciation (depreciation) on
    investments, written options and futures contracts ......        (153,856)
                                                                   ----------
  Net gain (loss) on investment transactions, written
    options and future contracts ............................                             1,209,896
                                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......                         $  15,353,369
                                                                                      =============

                           See accompanying notes to financial statements

----------------------------------------------------------------------------------------------------
                                 STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                    1997                   1998
                                                                    ----                   ----
FROM OPERATIONS
  Net investment income ...................................     $  17,766,639          $  14,143,473
  Net realized gain (loss) on investments, options and
    futures contracts .....................................       (2,338,273)              1,363,752
  Unrealized appreciation (depreciation) on investments ...         3,540,469               (153,856)
                                                                -------------          -------------
  Increase (decrease) in net assets from operations .......        18,968,835             15,353,369
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................       (15,212,083)           (11,989,233)
    Class B ...............................................          (956,333)              (856,504)
    Class C ...............................................          (821,006)              (808,596)
    Class Y ...............................................          (343,684)              (389,906)
                                                                -------------          -------------
                                                                  (17,333,106)           (14,044,239)
                                                                -------------          -------------
Increase (decrease) in net assets derived from capital
  share transactions ......................................       (57,325,531)           (26,061,543)
                                                                -------------          -------------
  Total increase (decrease) in net assets .................       (55,689,802)           (24,752,413)

NET ASSETS
  Beginning of the year ...................................       314,895,975            259,206,173
                                                                -------------          -------------
  End of the year .........................................      $259,206,173           $234,453,760
                                                                 ============           ============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
  End of the year .........................................       $  (207,412)           $  (158,555)
                                                                  ===========            ===========

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                                      FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                                  -------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                    1994              1995              1996             1997            1998
                                                    -----             -----             -----            -----           -----
Net Asset Value, Beginning of Year ........        $12.49            $11.49            $12.10           $11.55          $11.64
                                                   ------            ------            ------           ------          ------
Income From Investment Operations
Net Investment Income .....................          0.82              0.86              0.81             0.72            0.67
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (1.10)             0.59             (0.54)            0.09            0.06
                                                   ------            ------            ------           ------          ------
Total From Investment Operations ..........         (0.28)             1.45              0.27             0.81            0.73
                                                   ------            ------            ------           ------          ------
Less Distributions
Distributions From Net Investment Income ..         (0.72)            (0.84)            (0.82)           (0.72)          (0.67)
                                                   ------            ------            ------           ------          ------
Total Distributions .......................         (0.72)            (0.84)            (0.82)           (0.72)          (0.67)
                                                   ------            ------            ------           ------          ------
Net Asset Value, End of Year ..............        $11.49            $12.10            $11.55           $11.64          $11.70
                                                   ======            ======            ======           ======          ======
Total Return (%) (a) ......................         (2.3)             13.0               2.4              7.3             6.5
Ratio of Operating Expenses to Average
  Net Assets (%) ..........................          1.18              1.22              1.25             1.28            1.31
Ratio of Net Investment Income to Average
  Net Assets (%) ..........................          6.80              7.18              7.13             6.40            5.81
Portfolio Turnover Rate (%) ...............           244               247               327              533           1,376
Net Assets, End of Year (000) .............      $412,399          $361,520          $276,178         $222,185        $194,032

(a) A sales charge is not reflected in total return calculations.

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B
                                               -------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------------------------------
                                                    1994              1995              1996             1997            1998
                                                    -----             -----             -----            -----           -----
Net Asset Value, Beginning of Year ........        $12.49            $11.48            $12.09           $11.54          $11.62
                                                   ------            ------            ------           ------          ------
Income From Investment Operations
Net Investment Income .....................          0.71              0.76              0.73             0.65            0.60
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (1.08)             0.61             (0.54)            0.08            0.07
                                                   ------            ------            ------           ------          ------
Total From Investment Operations ..........         (0.37)             1.37              0.19             0.73            0.67
                                                   ------            ------            ------           ------          ------
Less Distributions
Distributions From Net Investment Income ..         (0.64)            (0.76)            (0.74)           (0.65)          (0.60)
                                                   ------            ------            ------           ------          ------
Total Distributions .......................         (0.64)            (0.76)            (0.74)           (0.65)          (0.60)
                                                   ------            ------            ------           ------          ------
Net Asset Value, End of Year ..............        $11.48            $12.09            $11.54           $11.62          $11.69
                                                   ======            ======            ======           ======          ======
Total Return (%) (a) ......................         (2.9)             12.3               1.7              6.5             5.9
Ratio of Operating Expenses to Average
  Net Assets (%) ..........................          1.83              1.87              1.90             1.93            1.96
Ratio of Net Investment Income to Average
  Net Assets (%) ..........................          6.15              6.53              6.48             5.75            5.16
Portfolio Turnover Rate (%) ...............           244               247               327              533           1,376
Net Assets, End of Year (000) .............       $11,891           $18,056           $18,503          $16,060         $18,116

(a) A contingent deferred sales charge is not reflected in total return calculations.

                          See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------
                                     FINANCIAL HIGHLIGHTS -- continued
----------------------------------------------------------------------------------------------------------
                                                                               CLASS C
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                           1995          1996          1997          1998
                                                           ----          ----          ----          ----
Net Asset Value, Beginning of Year ..............         $11.48        $12.10        $11.54        $11.63
                                                          ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ...........................           0.64          0.75          0.65          0.60
Net Realized and Unrealized Gain (Loss) on
  Investments ...................................           0.64         (0.57)         0.09          0.07
                                                          ------        ------        ------        ------
Total From Investment Operations ................           1.28          0.18          0.74          0.67
                                                          ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ............          (0.65)        (0.74)        (0.65)        (0.60)
Distributions in Excess of Net Investment Income           (0.01)         0.00          0.00          0.00
                                                          ------        ------        ------        ------
Total Distributions .............................          (0.66)        (0.74)        (0.65)        (0.60)
                                                          ------        ------        ------        ------
Net Asset Value, End of Year ....................         $12.10        $11.54        $11.63        $11.70
Total Return (%) (a) ............................          11.4           1.6           6.6           5.9
Ratio of Operating Expenses to Average
 Net Assets(%) ..................................           1.87          1.90          1.93          1.96
Ratio of Net Investment Income to Average Net
  Assets (%) ....................................           6.53          6.48          5.75          5.16
Portfolio Turnover Rate (%) .....................            247           327           533         1,376
Net Assets, End of Year (000) ...................         $5,936       $14,903       $15,699       $13,962

(a) A contingent deferred sales charge is not reflected in total return calculations.

                          See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------
                                                                     CLASS Y
                                  -----------------------------------------------------------------------------
                                     MARCH 31(a)
                                       THROUGH                         YEAR ENDED DECEMBER 31,
                                     DECEMBER 31,           ---------------------------------------------------
                                         1994                 1995           1996           1997           1998
                                     ------------             ----           ----           ----           ----
Net Asset Value, Beginning of
  Period ...........................     $12.11              $11.51         $12.13         $11.58         $11.66
                                         ------              ------         ------         ------         ------
Income From Investment
  Operations
Net Investment Income ..............       0.71                0.86           0.85           0.76           0.72
Net Realized and Unrealized Gain
  (Loss) on Investments ............      (0.74)               0.63          (0.54)          0.08           0.06
                                         ------              ------         ------         ------         ------
Total From Investment Operations ...      (0.03)               1.49           0.31           0.84           0.78
                                         ------              ------         ------         ------         ------
Less Distributions
Distributions From Net
Investment Income ..................      (0.57)              (0.87)         (0.86)         (0.76)         (0.71)
                                         ------              ------         ------         ------         ------
Total Distributions ................      (0.57)              (0.87)         (0.86)         (0.76)         (0.71)
                                         ------              ------         ------         ------         ------
Net Asset Value, End of Period .....     $11.51              $12.13         $11.58         $11.66         $11.73
                                         ======              ======         ======         ======         ======
Total Return (%) (c) ...............      (0.8)               13.3            2.8            7.5            6.9
Ratio of Operating Expenses to
  Average Net  Assets (%) ..........       0.83(b)             0.87           0.90           0.93           0.96
Ratio of Net Investment Income
  to Average Net Assets (%) ........       7.15(b)             7.53           7.48           6.75           6.16
Portfolio Turnover Rate (%) ........        244                 247            327            533          1,351
Net Assets, End of Period (000) ....     $1,822              $5,723         $5,313         $5,262         $8,345

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.

                          See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund seeks a high current return consistent with preservation of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                               SALES
--------------------------------------    -----------------------------------
   U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT        OTHER
---------------------  ---------------    -----------------  ----------------
   $3,234,698,684        $59,405,360        $3,270,940,601      $61,106,333

Transactions in written options for the year ended December 31, 1998 are summarized as follows:
                                        NUMBER OF            PREMIUMS
         WRITTEN OPTIONS                CONTRACTS             RECEIVED
         ---------------                ---------             --------

Open at December 31, 1997                (1,450)           $   (493,453)
Contracts opened                        (33,100)            (16,851,944)
Contracts closed                         34,150               17,131,303
                                         ------            ------------
Open at December 31, 1998                  (400)           $   (214,094)
                                         ======            ============

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly New England Investment Company, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:

     FEES EARNED
     -----------
     $795,994                  NEFM
     $795,994                  Back Bay Advisors

The effective management fee for the year ended December 31, 1998 was 0.65%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $56,908 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A shares.

For the year ended December 31, 1998, the Fund paid New England Funds $519,613 in service fees and $207,851 in distribution fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable, as service fees or distribution fees, respectively, under the Class A Plan incurred in any year exceed the amounts of such fees payable by the Fund under the Class A Plan, the unreimbursed amounts (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward into 1999 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $41,797 and $39,423 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $125,390 and $118,267 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $301,704.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $294,860 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $5,168 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFM, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $1,433
Meeting Fee                                              152/meeting
Annual Committee Member Retainer                         215
Annual Committee Chairman Retainer                       143

A deferred compensation plan is available to the trustees on a voluntarily basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                     -----------------------------------  ---------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                              ---------------   ----------------   --------------   ----------------
Shares sold .......................        4,755,971      $  54,749,748        4,123,138      $  48,268,685
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income ..........................        1,072,329         12,367,693          840,320          9,821,663
                                         -----------      -------------      -----------      -------------
                                           5,828,300         67,117,441        4,963,458         58,090,348
Shares repurchased ................      (10,639,296)      (122,516,616)      (7,477,042)       (87,458,802)
                                         -----------      -------------      -----------      -------------
Net decrease ......................       (4,810,996)     $ (55,399,175)      (2,513,584)     $ (29,368,454)
                                         -----------      -------------      -----------      -------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                     -----------------------------------  ----------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
----                                 ---------------   ----------------   --------------   ----------------
Shares sold .......................          320,867      $   3,702,298          833,639       $  9,747,616
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income ..........................           68,912            793,612           62,517            729,951
                                           ---------      -------------         --------       ------------
                                             389,779          4,495,910          896,156         10,477,567
Shares repurchased ................         (611,288)        (7,027,515)        (728,200)        (8,484,510)
                                           ---------      -------------         --------       ------------
Net increase (decrease) ...........         (221,509)     $  (2,531,605)         167,956       $  1,993,057
                                           ---------      -------------         --------       ------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                     -----------------------------------  ----------------------------------
CLASS C                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                              ---------------   ----------------   --------------   ----------------
Shares sold .......................        2,723,065      $  31,397,665        2,387,115      $  27,924,776
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income ..........................           54,261            625,603           55,475            647,654
                                          ----------      -------------       ----------      -------------
                                           2,777,326         32,023,268        2,442,590         28,572,430
Shares repurchased ................       (2,718,249)       (31,339,343)      (2,598,863)       (30,335,980)
                                          ----------      -------------       ----------      -------------
Net increase (decrease) ...........           59,077      $     683,925         (156,273)     $  (1,763,550)
                                          ----------      -------------       - --------      -------------

                                                 YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                     -----------------------------------  ----------------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                              ---------------   ----------------   --------------   ----------------
Shares sold .......................           70,899      $     826,238          331,891       $  3,916,548
Shares issued in connection with the reinvestment of:
  Distributions from net investment
  income ..........................           29,666            342,966           32,935            386,339
                                          ----------      -------------         --------       ------------
                                             100,565          1,169,204          364,826          4,302,887
Shares repurchased ................         (108,287)        (1,247,880)        (104,719)        (1,225,483)
                                          ----------      -------------         --------       ------------
Net increase (decrease) ...........           (7,722)     $     (78,676)         260,107       $  3,077,404
                                          ----------      -------------         --------       ------------
Decrease derived from capital
  shares transactions .............       (4,981,150)     $ (57,325,531)      (2,241,794)      $(26,061,543)
                                          ==========      =============       ==========       ============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Limited Term U.S. Government Fund (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      NEW ENGLAND MUNICIPAL INCOME FUND

                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.

                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
             which contains information about distribution charges,
              management and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
           Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
              Investors may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

                                                              ------------------
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                                                                 Brockton, MA
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